UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

CELLULAR BIOMEDICINE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36498	86-1032927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Perry Parkway, Suite 13 Gaithersburg, MD	20877
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (301) 825-5320

(Former address: 1345 Avenue of the Americas, Fl15, New York, NY)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CBMG	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 26, 2020, Cellular Biomedicine Group, Inc. (the “Company”) completed its 2020 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 19,391,343 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 14,924,010 shares. Stockholders elected Chun Kwok Alan Au, Jacky (Gang) Ji and Tony (Bizuo) Liu as “Class II” directors, selected “3 Years” as the frequency of future advisory votes on the compensation of our named executive officers, and approved all other matters submitted to a vote of the Company’s stockholders at the Annual Meeting.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

(i) The election of three (3) “Class II” directors, Chun Kwok Alan Au, Jacky (Gang) Ji and Tony (Bizuo) Liu for a term of three years, or until the election and qualification of their successors.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Chun Kwok Alan Au	13,145,194	1,438,432	340,404

Jacky (Gang) Ji	14,503,634	79,972	340,404

Tony (Bizuo) Liu	13,875,403	708,203	340,404

(ii) The appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
14,909,251	11,233	3,526	-

(iii) A non-binding advisory vote to approve the compensation of our named executive officers.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
14,562,728	17,269	3,609	340,404

(iv) A non-binding advisory vote recommending the frequency of future advisory votes on the compensation of our named executive officers.

3 Years	2 Years	1 Year	Shares Abstaining	Broker Non-Votes
10,669,952	2,011	2,300,230	1,611,413	340,404

Item 7.01    Regulation FD Disclosure.

On June 29, 2020, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

99.1         Press Release, dated June 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cellular Biomedicine Group, Inc.

Date: June 29, 2020	By:	/s/ Tony (Bizuo) Liu
Tony (Bizuo) Liu
Chief Executive Officer